UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2011

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 -                      Regulation FD Disclosure

On October 10, 2011, the Company issued a news release to announce that it had terminated all of its existing oil hedges for cash proceeds of $50 million.  A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 -                      Financial Statements and Exhibits

(d)         Exhibits

The following exhibit is provided as part of the information furnished under Item 7.01 of this report.

Exhibit
Number	Description

99.1	News release dated October 10, 2011 reporting termination of existing 2012 and 2013 contracts for cash proceeds of $50 million

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	October 13, 2011	By:	/s/ Mel G. Riggs
Mel G. Riggs
Executive Vice President and Chief
Operating Officer

Date:	October 13, 2011	By:	/s/ Michael L. Pollard
Michael L. Pollard
Senior Vice President and Chief Financial
Officer